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                                                                    EXHIBIT 99.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q of Waste Industries USA, Inc. (the "Company") for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, Jim W. Perry, President and Chief Executive Officer, hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

                                           /s/  Jim W. Perry
                                      ------------------------------------------
                                        President and Chief Executive Officer
                                              May 15, 2003